UNION PLANTERS CORPORATION, Registrant,                             Exhibit 21
A bank holding company and a savings and loan holding company      Page 1 of 2


Name of Registrant                                     State or Jurisdiction                Percentage of
 and Subsidiaries                                  Under Laws of Which Organized       Voting Securities Owned
- ------------------                                 -----------------------------       -----------------------
Union Planters Corporation (Registrant)                      Tennessee
Union Planters National Bank (a)                             United States              (1)  99.90%
  Chickasaw Capital Corporation (b)                          Tennessee                      100.00%
  Investment Group Mortgage Corporation (b and g)            Tennessee                      100.00%
Union Planters Investment Bankers Corporation (a and g)      Tennessee                      100.00%
  Union Planters Investment Bankers Group, Inc. (c and g)    Tennessee                      100.00%
  UMIC, Inc. (c and g)                                       Tennessee                      100.00%
  UMIC Securities Corporation (c and g)                      Tennessee                      100.00%
Bank of Roane County (a)                                     Tennessee                      100.00%
First National Bank of Crossville (a)                        United States                  100.00%
Merchants State Bank (a)                                     Tennessee                      100.00%
Bank of Trenton and Trust Company (a)                        Tennessee                      100.00%
  Fairless, Hinton & Harbert, Inc. (d)                       Tennessee                      100.00%
Southeastern Bancshares, Inc. (a)                            Tennessee                      100.00%
  DeKalb County Bank & Trust Company (e)                     Tennessee                      100.00%
First Citizens Bank of Hohenwald (a)                         Tennessee                      100.00%
Citizens Bank, Cookeville, Tennessee (a)                     Tennessee                      100.00%
Pickett County Bank and Trust Company (a)                    Tennessee                      100.00%
United Southern Bank (a)                                     Mississippi                    100.00%
First National Bank, New Albany, MS (a)                      United States                  100.00%
Cumberland City Bank (a)                                     Tennessee                      100.00%
Citizens Bank & Trust Company, Wartburg, Tennessee (a)       Tennessee                      100.00%
Steiner Bank (a)                                             Alabama                        100.00%
  Planters Life Insurance Company (f)                        Arizona                        100.00%
  Guardian Realty Company (f)                                Alabama                        100.00%
North Arkansas Bancshares, Inc. (a)                          Arkansas                       100.00%
  Mercantile Bank, Hardy (h)                                 Arkansas                       100.00%
  Mercantile Bank, Mammoth Spring (h)                        Arkansas                       100.00%
  The Bank of Rector (h)                                     Arkansas                       100.00%
  Searcy County Bank (h)                                     Arkansas                       100.00%
  First State Bank, Newport (h)                              Arkansas                       100.00%
  Mercantile Corporation (h)                                 Arkansas                       100.00%
    Advance Data (i)                                         Arkansas                        50.00%
  Mercantile Bank, Jonesboro (h)                             Arkansas                       100.00%
    Mercantile Realty, Inc. (j)                              Arkansas                       100.00%
  Bank of Weiner (h)                                         Arkansas                       100.00%
First Federal Savings Bank of Maryville, Tennessee (a)       United States                  100.00%
  Foothills Financial Services (k)                           Tennessee                      100.00%
Southwestern Investment Company (a)                          Tennessee                      100.00%
Union Planters-Great American Acquisition                    Tennessee                      100.00%
    Corporation (a and g)
Bank of East Tennessee (a)                                   Tennessee                      100.00%
  Southeastern Credit Life Insurance Company (l)             Arizona                        100.00%
Security Trust Federal Savings and Loan Association (a)      United States                  100.00%
  S.T. Service Corporation (m)                               Tennessee                      100.00%
  Commerce Capital Corporation (m)                           Tennessee                      100.00%
SaveTrust Federal Savings Bank (a)                           United States                  100.00%
  First Service Corporation (n)                              Tennessee                      100.00%

UNION PLANTERS CORPORATION, Registrant,                             Exhibit 21
(Continued)                                                        Page 2 of 2



First State Bancshares, Inc. (a)                        Tennessee            100.00%
  First State Bank of Fayette County (o)                Tennessee            100.00%
First Cumberland Bank (a and g)                         Tennessee            100.00%
Farmers Union Bank (a)                                  Tennessee            100.00%
Garrett Bancshares, Inc. (a)                            Tennessee            100.00%
  Bank of Goodlettsville (p)                            Tennessee            100.00%
Erin Bank & Trust Company (a)                           Tennessee            100.00%
First Financial Services, Inc. (a)                      Tennessee            100.00%
  First State Bank (q)                                  Tennessee            100.00%
    First State Leasing, Inc. (r)                       Tennessee            100.00%
Bank of Commerce, Woodbury, Tennessee (a)               Tennessee            100.00%
  Bancom Services, Inc. (s and g)                       Tennessee            100.00%
Central State Bancorp, Inc.                             Tennessee            100.00%
  Central State Bank (t)                                Tennessee            100.00%
Mid-South Bancorp, Inc. (a)                             Kentucky             100.00%
  Simpson County Bank (u)                               Kentucky             100.00%
  Adairville Banking Company (u)                        Kentucky             100.00%
  General Trust Company (u)                             Tennessee            100.00%
  First Citizens Bank (u)                               Tennessee             88.22%
  The Peoples Bank of Elk Valley (u)                    Tennessee             99.01%
Anderson County Bank (a)                                Tennessee            100.00%
First National Bancorp of Shelbyville (a)               Tennessee            100.00%
  First National Bank of Shelbyville (v)                Tennessee            100.00%
    First Leasing Corp. of Shelbyville (w)              Tennessee            100.00%


(1)  Balance held by Directors of the Bank as directors' qualifying shares
(a)  Subsidiary of Union Planters Corporation
(b)  Subsidiary of Union Planters National Bank
(c)  Subsidiary of Union Planters Investment Bankers Corporation
(d)  Subsidiary of Bank of Trenton and Trust Company
(e)  Subsidiary of Southeastern Bancshares, Inc.
(f)  Subsidiary of Steiner Bank
(g)  Inactive subsidiary
(h)  Subsidiary of North Arkansas Bancshares, Inc.
(i)  A partnership of which Mercantile Corporation owns a 50% interest
(j)  Subsidiary of Mercantile Bank, Jonesboro
(k)  Subsidiary of First Federal Savings Bank of Maryville, Tennessee
(l)  Subsidiary of Bank of East Tennessee
(m)  Subsidiary of Security Trust Federal Savings and Loan Association
(n)  Subsidiary of SaveTrust Federal Savings Bank
(o)  Subsidiary of First State Bancshares, Inc.
(p)  Subsidiary of Garrett Bancshares, Inc.
(q)  Subsidiary of First Financial Services, Inc.
(r)  Subsidiary of First State Bank
(s)  Subsidiary of Bank of Commerce
(t)  Subsidiary of Central State Bancorp, Inc.
(u)  Subsidiary of Mid-South Bancorp, Inc.
(v)  Subsidiary of First National Bancorp of Shelbyville
(w)  Subsidiary of First National Bank of Shelbyville